U.S. TRUST

REVIEW & OUTLOOK

EXCELSIOR VENTURE PARTNERS III, LLC

EXCELSIOR VENTURE INVESTORS III, LLC

SECOND QUARTER ENDED APRIL 30, 2004

INVESTMENT OBJECTIVE: Excelsior Venture Partners III, LLC (“EVP III” or “Portfolio”) is a closed-end investment company which seeks to achieve long-term capital appreciation primarily by investing directly in domestic venture capital and other private companies (also known as portfolio companies) and, to a lesser extent, domestic third-party private venture capital funds (“LP investments”). EVP III focuses on longer-term investment themes that U.S. Trust believes represent long-term trends and emphasize the technological innovations that are driving economic change, with specific focus on information technology, communications, life sciences and information services.

FUND INFORMATION: Excelsior Venture Partners III, LLC and Excelsior Venture Investors, LLC (the “Funds”) are structured as a master/feeder relationship. Both Funds commenced operations in May 2001 with a total of $147.6MM in capital. The duration of the Funds is ten years (subject to two 2-year extensions) from the final subscription closing which occurred on May 11, 2001, at which time the affairs of the Funds will be wound up and the assets distributed pro rata to members as soon as is practicable. As Excelsior Venture Investors, LLC is substantially invested in the portfolio of the master fund, or EVP III, its members are intended to reap the same economic benefits from the Portfolio.

PORTFOLIO: As of the end of April 2004, portfolio construction was essentially complete. The Portfolio consists of 21 direct venture capital investments diversified across technology-related business sectors including biomedical, medical devices, optical, semiconductor and enterprise software. The Portfolio also has 8 LP investment commitments totaling $23MM. The direct investment program represents approximately 80% of capital invested capital, whereas the LP investment program represents approximately 20% of invested capital. EVP III maintains approximately $36.3MM in capital reserves to support follow-on investments for the existing portfolio companies where it has been determined that further capital investment will support overall portfolio objectives.

PORTFOLIO INVESTMENTS BY SECTOR:

Total number of investments: 29

[GRAPHIC]

COMPARISON: VALUE OF $500 INVESTMENT

EVP III vs. NASDAQ Composite (7/31/01 – 4/30/04)

[GRAPHIC]	Fund III: 407.15
NASDAQ Composite: 475.01

FUND CAPITAL:

As of April 30, 2004

Capital Raised	$147,605,000
Offering Expenses	(1,468,218)
Operating Expenses/Reserve Estimate (a)	(13,062,087)

$133,074,695

Invested Capital (b)	$96,774,248
Capital Reserved for Follow-on Investments	36,300,447

$133,074,695

Invested Capital	$96,774,248
Unrealized Depreciation on Portfolio (b)	(21,372,285)
Realized Proceeds from LP Investments	(79,022)

Current Fair Market Value of Invested Capital	$75,322,941

Multiple of Invested Capital	0.78
Total Number of Investments	29

(a)	Operating expenses May 2001-April 2004 and reserve estimate for 2004/2005

(b)	Excludes short-term, cash equivalent securities

PORTFOLIO DEVELOPMENTS DURING SECOND QUARTER 2004:

SUMMARY:

EVP III’s net asset value declined from $409.79 per unit at January 31, 2004 to $407.15 per unit at April 30, 2004. This decline is primarily driven by EVP III operating expenses exceeding investment income during the quarter. In addition, there was an increase in net unrealized depreciation related to the LP investments. As is the typically the case with newer venture capital funds in the early years, this decline is principally the result of the payment of management fees and other operating expenses.

SEC FILINGS FOR INITIAL PUBLIC OFFERING OF COMMON STOCK:

* On March 29, 2004, Senomyx, Inc. filed an S-1 with the Securities and Exchange Commission for an initial public offering of common stock. EVP III invested $1.5MM in November of 2001 as part of the Series E preferred round of financing in the company. The company is a leader in screening technologies to discover and develop novel flavors and flavor enhancers for the packaged food and beverage industry. Senomyx began trading on June 22nd under the ticker symbol SNMX (NASDAQ). The stock closed the day at $6.75 per share; this is approximately a 1.3x return on EVP III’s original investment. There will be a lockup on the distribution and trading of the shares for 180 days after the offering. Additional information concerning the S-1 is available on the SEC’s website at http://www.sec.gov. Senomyx is based in La Jolla, California.

* On April 16, 2004, NetLogic Microsystems, Inc. filed an S-1 with the Securities and Exchange Commission for the initial public offering of common stock. This is one of EVP III’s earlier investments on August 31, 2001 in the Series D preferred stock financing. The company is a semiconductor company that designs, develops and markets high performance knowledge-based processors for a variety of advanced networking systems, such as routers, switches, access multiplexors and networked storage devices. Additional information concerning the S-1 is available on the SEC’s website at http://www.sec.gov. NetLogic is based in Mountain View, California.

NEW DIRECT PORTFOLIO INVESTMENTS:

* During Q1 2004, the EVP III invested $3.5MM in 1 new portfolio company called Chips & Systems, Inc. Chips is engaged in the design, development and commercialization of a new class of integrated circuits. This is based on a software defined architecture that advances the rapid development of digital media entertainment, communications and mobile commerce products.

NEW THIRD PARTY FUND INVESTMENTS:

* To complete the LP investment program, we intend to secure a $3MM capital commitment to Sevin Rosen IX, L.P., a venture capital fund, by the end of June 2004. Founded over 20 years ago, Sevin Rosen is a top-tier venture capital firm. In addition to co-investing alongside Sevin Rosen in several portfolio company transactions, U.S. Trust Private Equity has invested in 3 other Sevin Rosen funds. Additional information about Sevin Rosen is available on the company’s website at http://www.srfunds.com.

* During the quarter, EVP III also participated in follow-on investments in 2 portfolio companies: Archemix Corporation and Silverback Systems. Archemix is a biopharmaceutical company leading the development of aptamers as a new class of directed therapeutics for the prevention and treatment of chronic and acute disease. Silverback is developing a new breed of processors to enable and capitalize on the emergence of IP Storage.

MANAGEMENT COMMENTARY:

EVP III is now 3 years into its life. We began constructing the portfolio shortly after the Fund closed in May 2001. At that time, the technology “bubble” had already burst. Technology spending had dropped significantly and valuations for start-up companies had dropped markedly. Our sense was that the sector was going through a much-needed correction, and that our investments in this weakened environment would eventually be rewarded as the economy and, more specifically, the technology sector rebounded.

As you know, the events of September 11, 2001 changed everything. Rather than seeing the anticipated rebound in 2002, the U.S. economy became paralyzed and valuations in the venture capital arena dropped to levels not seen in years. As a result of the decline in economic growth and the toll on the investment community, the post-9/11 environment became not only one of significant challenges, but also one of opportunity.

On the one hand, our existing portfolio companies were negatively affected by the economic slowdown and lower valuations that were accorded to portfolio companies raising capital in this market. This resulted in the write-off of 3 investments in the Portfolio as well as write-downs taken on other investments when follow-on financing rounds were completed at lower prices than original financing rounds. Conversely, we were able to utilize this environment to our advantage when investing in new portfolio companies on very favorable terms.

EVP III’s overall NAV in the early years has been negatively impacted by these circumstances. In addition to the valuation impact as previously described, the NAV has also been negatively impacted by what is known in the venture capital industry as the “J-curve.” This implies that the value of a young venture fund almost always goes down, even notwithstanding declines in the valuation of portfolio companies early on, and its returns are often times negative in the first several years due to the effect of the management fee and other operating expenses on fund returns. Because venture capital investments often take several years to mature, the impact of potential realizations, i.e. through public stock offerings or M&A transactions, and subsequent distributions of cash or stock to investors may not favorably impact a fund’s returns for the first few years.

Today, we are seeing a much brighter outlook for the technology sector and for the economy on the whole. Moreover, we believe that this portfolio is well-positioned to participate in the economic growth and expansion that is now underway. While we did see some hits to the portfolio in the months following 9/11, we believe that EVP III will ultimately benefit from the selective and disciplined investing approach that we have applied. Looking ahead, we anticipate strong performance and growth from many of the portfolio companies. We have been working hard with other portfolio companies to position them in the near-term for initial public offerings or sales to strategic buyers. In conclusion, these activities have led us to be optimistic about creating value and liquidity for EVP III and the Funds’ investors.

Excelsior Venture Partners III, LLC

Total Value To Date (per unit)

Amount
Initial Investment (5/11/2001)	$500.00

Cumulative Distributions	—
Current Net Asset Value	407.15

Total Investment Value	$407.15

Excelsior Venture Investors III, LLC

Total Value To Date (per unit)

Amount
Initial Investment (5/11/2001)	$500.00

Cumulative Distributions	—
Current Net Asset Value - EVP III	407.15

Other Net Assets/(Liabilities) *	(3.78)

Total Investment Value - EVI III	$403.37

*	Cumulative Other Net Assets /(Liabilities) not represented by EVI III’s investment in EVP III, i.e. specific to EVI III

CONTACT INFORMATION:

* Portfolio: Raghav Nandagopal - 203.352.4459

* Financial: Cynthia Englert - 203.352.4478

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. This summary is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any security, investment, or fund, nor does it contend to address the financial objectives, situation or specific needs of any individual reader. Likewise, the information presented does not constitute, and should not be construed as, investment advice or recommendations with respect to the securities mentioned. Past performance is no guarantee of future results. U.S. Trust Corporation is a wholly owned subsidiary of The Charles Schwab Corporation. Additional information is available upon request.

EXCELSIOR VENTURE PARTNERS III, LLC

Schedule of Investments and Net Asset Value

	Total Cost	Fair Market Value 1/31/2004	Capital Invested/ (Realized Proceeds)	Value Change	Fair Market Value 4/30/2004
Private & Public Companies
Enterprise Software
Datanautics, Inc.	$4,000,000	$4,000,000	$—	$—	$4,000,000	Provider of enterprise web analytics solutions
LogicLibrary, Inc.	2,704,225	2,704,225	—	—	2,704,225	Provider of software asset management solutions
Pilot Software Acquisition Corp.	4,000,000	4,000,000	—	—	4,000,000	Provider of software business analysis solutions
Information Services
Cenquest, Inc.	2,000,000	—	—	—	—	Intermediary provider of accredited degree programs
Life Sciences
Adeza Biomedical Corporation	3,000,000	3,000,000	—	—	3,000,000	Diagnostic products and services
Ancile Pharmaceuticals, Inc.	3,850,000	—	—	—	—	Developer of prescription branded botanical drugs
Archemix Corporation	2,233,332	1,999,999	233,333	—	2,233,332	Developer of acid nucleic-based biotherapeutics and drug discovery tools
Genoptix, Inc.	3,749,999	2,503,499	—	—	2,503,499	Developer of the first laser-based platform for analyzing, sorting and manipulating living cells
Medical Technology
Tensys Medical, Inc.	5,000,000	5,000,000	—	—	5,000,000	Developer of non-invasive arterial blood pressure monitoring systems
Optical
LightConnect, Inc.	5,992,000	1,940,563	—	—	1,940,563	Designer of optical components
NanoOpto Corporation	3,181,208	1,318,959	—	—	1,318,959	Designer of integrated optical components
OpVista, Inc.	6,500,000	6,500,000	—	—	6,500,000	Developer of optical networking solutions
Semiconductor
Chips & Systems, Inc.	3,500,000	—	3,500,000		3,500,000	Leading provider of adaptable silicon platforms for consumer electronics, computing and wireless markets
Monterey Design Systems, Inc.	7,750,000	5,400,000	—	—	5,400,000	Developer of advanced physical software solutions for the seminductor industry
NetLogic Microsystems, Inc.	5,000,000	5,000,000	—	—	5,000,000	Developer of network search engines for the communications industry
Silverback Systems, Inc.	4,759,081	4,415,615	333,333	—	4,748,948	Provider of silicon and software solutions that enable IP based storage area networks and data center systems
Virtual Silicon Technology, Inc.	5,000,000	5,000,000	—	—	5,000,000	Supplier of semiconductor intellectual property and process technology to manufacturers and designers of systems-on-chip
Other
Ethertronics, Inc.	5,650,000	5,650,000	—	—	5,650,000	Developer of embedded mobile antennas
Gyration, Inc.	6,800,000	6,800,000	—	—	6,800,000	Provider of hardware and software solutions for business communication, PC and gaming markets
MIDAS Vision Systems, Inc.	5,054,960	—	—	—	—	Developer of automated optical inspection systems
Senomyx, Inc.	1,500,000	1,500,000	—	—	1,500,000	Developer of proprietry flavor and fragrance molecules

Total Private & Public Companies	91,224,806	66,732,860	4,066,666	—	70,799,526

Limited Partnerships
Advanced Technology Ventures VII, L.P.	847,943	526,590	209,907	(26,966)	709,531	All Stages - IT, Life Sciences, Communications
Burrill Life Sciences Capital Fund	649,013	213,442	349,013	(16,168)	546,287	All Stages - Life Sciences
CHL Medical Partners II, L.P.	670,000	510,529	80,000	(26,104)	564,425	Early Stage - Medical Technology/Life Sciences
CMEA Ventures VI, L.P.	150,000	92,285	57,715	(34,035)	115,965	Early Stage - Life Sciences/Information Technology
Morgenthaler Partners VII, L.P.	1,188,035	878,762	150,000	(8,175)	1,020,587	All Stages - IT, Life Sciences, Communications
Prospect Venture Partners II, L.P.	1,275,429	911,700	150,000	(6,177)	1,055,523	All Stages - Life Sciences
Tallwood II, L.P.	450,000	343,464	—	(19,272)	324,192	Early Stage - Information Technology
Valhalla Partners, L.P.	240,000	120,000	120,000	(53,095)	186,905	Early Stage - Information Technology

Total Limited Partnerships	5,470,420	3,596,772	1,116,635	(189,992)	4,523,415
Total Investments	96,695,226	70,329,632	5,183,301	(189,992)	75,322,941

Cash & Equivalents		51,263,836	(5,183,301)	(484,690)	45,595,844
Other Net Assets/(Liabilities)		(619,326)		(105,695)	(725,022)
Total Net Assets		120,974,142		(780,378)	120,193,764

Shares Outstanding		295,210		295,210	295,210
Net Asset Value per Unit		$409.79		$(2.64)	$407.15

		Actual			Actual

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